THIRD AMENDMENT TO THE

EMPLOYMENT AGREEMENT

This THIRD AMENDMENT to the Employment Agreement (as defined below), made and effective as of January 6, 2010, by and between Lexington Realty Trust, a Maryland real estate investment trust (the “Company”), and ______________________ (the “Executive”):

WHEREAS, the Company and the Executive entered into the Employment Agreement by and between the Company and the Executive, effective as of May 4, 2006, as amended by the First Amendment thereto, effective as of January 1, 2009, and the Second Amendment thereto, effective as of November 3, 2009 (the “Employment Agreement”); and

WHEREAS, the Company and Executive desire and agree to amend the provisions of the Employment Agreement as provided below.

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree to amend the Employment Agreement as follows:

1.

Notwithstanding anything to the contrary, the current Additional Term of the Employment Agreement shall expire on July 15, 2010; provided that such term shall be automatically extended for additional periods of one (1) year commencing on the anniversary of July 15, 2010 and each anniversary thereof (such period the “Additional Term”) unless either party shall have given notice to the other party that such party does not desire to extend the term of the Employment Agreement, such notice to be given at least one hundred eighty (180) days prior to the end of the Additional Terms.

2.

Except as modified by this Amendment, the Employment Agreement is hereby ratified and affirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provision of the Employment Agreement, other than as stated above.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment and such Amendment shall be effective as of the date first above written.

LEXINGTON REALTY TRUST

By: ____________________________________
Name: Joseph S. Bonventre
Title: Executive Vice President

EXECUTIVE

_______________________________________

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